Exhibit 99.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxey Act of 2002

In connection with the Annual Report on Form 10-K of Rotech Healthcare Inc. (the “Company”) for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Janet L. Ziomek, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the year ended, December 31, 2002.

/s/    JANET L. ZIOMEK

Janet L. Ziomek

Chief Financial Officer

Date:  March 31, 2003